UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Core Plus Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Plus Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Core Plus Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute

IV	Western Asset Core Plus Bond Portfolio

Investment commentary (cont’d)

for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Western Asset Core Plus Bond Portfolio	V

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation.

When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s adviser. (Generally, this range is 2.5 to seven years.)

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations but are rated at least B-/B3 or, if unrated, securities that we determine to be of comparable quality at the time of purchase. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset, we utilize a fixed- income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research ana-

lysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)iii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November

2	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexiv returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexv (the “Index”) returned 14.94%. While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the U.S. high-yield market. Over the twelve months ended December 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 12.04%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposure to U.S. Treasuries and cash as we found what we believed to be more attractive opportunities elsewhere. In particular, we increased the Fund’s exposure to agency mortgage-backed securities (“MBS”) and investment grade Financials.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvevii exposure. Credit default swaps were utilized to manage and hedge our credit exposure. Total return swaps were used to gain exposure to specific portions of the fixed-income market. Euro-bund futures were utilized to manage exposure to the German yield curve. We also used currency forwards to manage our foreign currency exposure. Overall, the use of these derivative instruments contributed to performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Core Plus Bond Portfolio returned 11.97%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.54% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 7.73% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 567 funds in the Fund’s Lipper category.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Western Asset Core Plus Bond Portfolio:
Class IS1	3.77%	12.10%
Class I1	3.66%	11.97%
Class FI1	3.63%	11.80%
Barclays Capital U.S. Aggregate Index	1.15%	6.54%
Lipper Intermediate Investment Grade Debt Funds Category Average[2]	2.25%	7.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class IS, Class I and Class FI shares were 3.31%, 3.26% and 3.04%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class FI shares would have been 2.88%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS, Class I and Class FI shares were 0.43%, 0.46% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses to average net assets will not exceed 0.45% for Class IS shares and 0.70% for Class FI shares. This expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

[1]

Class IS, Class I and Class FI shares were formerly known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Fund share classes were renamed in April 2010.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds for the six-month period and among the 567 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

An overweight to high-yield bonds also enhanced results. The asset class was among the best performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were overweight positions in Ally Financial Inc. (formerly known as GMAC Inc.), Ford Motor Credit Co. and American International Group Inc.

An overweight to the investment grade corporate bond market was also rewarded. The sector performed well due to generally better-than-expected corporate profits and overall robust demand. In particular, our Financials holdings General Electric Capital Corp., Citigroup Inc. and SLM Corp. produced the best results. Additionally, Time Warner Cable Inc., CVS Caremark Corp. and Delta Air Lines Inc. were beneficial for performance.

We tactically adjusted the Fund’s duration during the reporting period. Overall, the portfolio’s duration was longer than that of the benchmark, which enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our non-U.S. dollar exposure. In particular, a short position in the Japanese yen was a drag on results as the yen appreciated versus other currencies over the twelve months ended December 31, 2010.

Elsewhere, our exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)viii slightly detracted from performance given modest inflation in the U.S. during the reporting period.

Thank you for your investment in Western Asset Core Plus Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risk. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	5

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 48 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate

Bonds & Notes (32.4%), Mortgage-Backed Securities (30.9%), Collateralized Mortgage Obligations (18.1%), U.S. Government & Agency Obligations (8.5%) and Asset-Backed Securities (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as futures contracts, options written and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	3.77%	$1,000.00	$1,037.70	0.43%	$2.21	Class IS4	5.00%	$1,000.00	$1,023.04	0.43%	$2.19
Class I4	3.66	1,000.00	1,036.60	0.45	2.31	Class I4	5.00	1,000.00	1,022.94	0.45	2.29
Class FI4	3.63	1,000.00	1,036.30	0.70	3.59	Class FI4	5.00	1,000.00	1,021.68	0.70	3.57

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS‡	Class I‡	Class FI‡
Twelve Months Ended 12/31/10	12.10%	11.97%	11.80%
Five Years Ended 12/31/10	N/A	6.91	6.64
Ten Years Ended 12/31/10	N/A	7.23	N/A
Inception* through 12/31/10	13.26	6.92	6.59

Cumulative total returns[1]
Class IS‡ (Inception date of 8/4/08 through 12/31/10)	34.96%
Class I‡ (12/31/00 through 12/31/10)	101.03
Class FI‡ (Inception date of 1/8/02 through 12/31/10)	77.34

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI are August 4, 2008, July 8, 1998 and January 8, 2002, respectively.

‡	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

August 4, 2008 - December 2010

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

December 2000 - December 2010

10	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class FI Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

January 8, 2002 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Plus Bond Portfolio on August 4, 2008 (commencement of operations), December 31, 2000 and January 8, 2002 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non $	— Non-U.S. Dollar
WA Core Plus	—Western Asset Core Plus Bond Portfolio

12	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non $	— Non-U.S. Dollar
WA Core Plus	—Western Asset Core Plus Bond Portfolio

Western Asset Core Plus Bond Portfolio 2010 Annual Report	13

Schedule of investments

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 32.4%
Consumer Discretionary — 3.1%
Automobiles — 0.2%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	500,000		$505,070
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	3,315,000		3,522,131
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000		1,573,576
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	5,000,000		5,360,500
Motors Liquidation Co.	9.450%	11/1/11	2,514,000		823,335	(a)
Motors Liquidation Co.	8.100%	6/15/24	368,000		124,200	(a)
Motors Liquidation Co.	8.375%	7/5/33	9,520,000	EUR	4,198,120	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	674,000		219,050	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	8,887,000		1,555,225	(a)
Total Automobiles					17,881,207
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000		5,156,138
Hotels, Restaurants & Leisure — 0.2%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,070,000		557,737	(b)(c)*
Marriott International Inc.	5.810%	11/10/15	7,950,000		8,632,023
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000		347,823
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	1,270,000		1,187,450
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000		1,891,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	245,000		204,575
Station Casinos Inc., Senior Notes	7.750%	8/15/16	9,760,000		976	(a)(c)
Total Hotels, Restaurants & Leisure					12,822,334
Media — 2.1%
CBS Corp.	7.625%	1/15/16	5,500,000		6,413,066
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,670,000		4,101,225	(d)
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	210,000		210,864
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000		49,975
Comcast Corp., Notes	6.500%	1/15/15	3,760,000		4,281,617
Comcast Corp., Notes	5.875%	2/15/18	10,000		11,102
Comcast Corp., Notes	6.450%	3/15/37	11,139,000		11,901,632
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000		3,619,704
Comcast Corp., Senior Notes	5.650%	6/15/35	10,050,000		9,763,233
Comcast Corp., Senior Notes	6.950%	8/15/37	8,460,000		9,568,835

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	6.400%	3/1/40	4,950,000	$5,305,732
COX Communications Inc., Senior Notes	5.450%	12/15/14	4,750,000	5,229,161
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	500,000	519,375
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000	1,248,650
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000	6,767,950
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000	264,562
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,610,000	1,710,625
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000	2,132,112
Gannett Co. Inc.	6.375%	4/1/12	4,560,000	4,696,800
News America Inc.	6.750%	1/9/38	200,000	212,970
News America Inc., Senior Notes	6.200%	12/15/34	260,000	272,996
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000	1,473,096
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000	15,517,352
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	15,640,000	19,901,400
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,830,000	15,937,080
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	2,150,000	2,045,826
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	4,955,000	5,472,669
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	13,640,000	13,494,870
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	25,240
United Business Media Ltd., Notes	5.750%	11/3/20	5,920,000	5,683,555	(d)
Viacom Inc.	6.250%	4/30/16	6,750,000	7,681,696
Total Media				165,514,970
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	4,414,018	4,623,684	(e)
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	3,460,000	3,226,450	(d)
Target Corp.	4.000%	6/15/13	5,340,000	5,703,125
Total Multiline Retail				13,553,259
Specialty Retail — 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,609,193
Home Depot Inc.	5.250%	12/16/13	5,510,000	6,047,479
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,222,579
Total Specialty Retail				27,879,251
Total Consumer Discretionary				242,807,159
Consumer Staples — 1.9%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	14,670,000	15,896,236

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	15

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	$4,883,026
Diageo Finance BV	3.250%	1/15/15	11,360,000	11,705,367
PepsiCo Inc., Senior Notes	7.900%	11/1/18	45,000	57,897
Total Beverages				32,542,526
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	16,900,000	19,787,686
CVS Corp.	5.789%	1/10/26	104,397	105,556	(d)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	484,868	481,256	(d)(f)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,331,367	5,409,418
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	15,665,740	16,066,626
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	3,067,018	3,334,156
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	136,041
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,458,163
Kroger Co., Senior Notes	6.150%	1/15/20	1,830,000	2,073,685
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	346,173
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	206,826
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,572,818
Total Food & Staples Retailing				51,978,404
Food Products — 0.4%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	7,604,620	8,973,452	(f)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	18,810,000	20,244,620
Total Food Products				29,218,072
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	13,255,000	14,017,163	(d)
Tobacco — 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	15,177,615
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,839,273
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,422,354
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	116,223
Total Tobacco				26,555,465
Total Consumer Staples				154,311,630
Energy — 4.6%
Energy Equipment & Services — 0.1%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	288,408
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,355,000	5,542,425

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	$379,536
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,317,506
Total Energy Equipment & Services				12,527,875
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	12,723,854
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,660,000	6,165,478
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	15,000	18,318
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	263,930
Apache Corp., Senior Notes	5.100%	9/1/40	15,000,000	14,574,555
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	19,410,000	21,021,282
BP Capital Markets PLC, Guaranteed Notes	3.875%	3/10/15	6,440,000	6,642,796
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	270,000	274,050
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,855,000	6,059,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	3,720,000	3,664,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	1,970,000	2,004,475
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	8,808,850
Conoco Funding Co.	7.250%	10/15/31	810,000	1,001,512
ConocoPhillips	5.900%	10/15/32	10,000	10,988
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	784,098
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,382,800	(d)
Devon Energy Corp.	6.300%	1/15/19	14,500,000	17,063,788
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,287,967
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,249,825
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	20,050,985
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,831,707
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	13,630,000	17,616,230
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	4,300,000	4,852,047
Gazprom, Loan Participation Notes	6.212%	11/22/16	1,996,000	2,115,760	(d)
Hess Corp., Notes	8.125%	2/15/19	22,800,000	28,804,836
Hess Corp., Notes	7.875%	10/1/29	5,290,000	6,639,056
Hess Corp., Notes	7.300%	8/15/31	1,035,000	1,241,290
Kerr-McGee Corp., Notes	6.950%	7/1/24	2,780,000	3,021,807
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,240,000	9,445,875
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,447,000	1,572,310
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	40,000	40,444

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	17

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	7,670,000	$8,182,310
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,445
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	2,041,475
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	5,730,040
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,243,999
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	360,000	416,240
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	6,170,000	6,586,475
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	22,001,273
Pemex Project Funding Master Trust, Senior Notes	0.903%	12/3/12	104,000	103,324	(d)(g)
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	6,875,144
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	5,662,009
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,550,000	6,877,500
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,527,813
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	5,170,000	5,467,275	(d)
Seariver Maritime Financial Holdings	0.000%	9/1/12	70,000	67,324
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,910,000	2,003,317
Shell International Finance BV, Senior Notes	6.375%	12/15/38	11,845,000	14,039,049
Williams Cos. Inc., Debentures	7.500%	1/15/31	733,000	823,197
Williams Cos. Inc., Notes	7.875%	9/1/21	12,737,000	15,033,952
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	392,000	442,122
Williams Partners LP, Senior Notes	5.250%	3/15/20	13,680,000	14,180,688
Total Oil, Gas & Consumable Fuels				354,561,009
Total Energy				367,088,884
Financials — 12.5%
Capital Markets — 1.8%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,054,535
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	4,670,000	5,534,240
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	150,000	141,750	(g)(h)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,533,975	(g)(h)
Goldman Sachs Group Inc.	5.625%	1/15/17	1,420,000	1,501,562
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	4,385,000	4,636,975
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	584,000	611,085
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	2,429,000	2,506,740
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	3,892,000	4,162,595
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,184,000	1,261,284
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	3,599,000	3,894,903

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	44,380,000	$45,860,561
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,484,625	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	21,490,950	(a)(c)(d)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	5,530,000	553	(a)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	528	(a)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	401,821
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	7,380,000	6,816,006	(g)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	17,455,359
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	8,460,000	8,663,268
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	11,430,000	11,780,010
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	4,870,000	4,954,446
Total Capital Markets				145,747,771
Commercial Banks — 3.6%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	2,240,000	1,590,848	(g)(h)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	12,310,000	12,834,283	(d)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,085,658
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	459,000	461,869	(d)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	3,015,000	3,256,447
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	11,715,000	12,017,282	(d)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,643,755	(d)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,390,000	4,595,096	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	23,570,850	(d)(g)(h)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	3,174,325	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	5,366,900	(a)(c)(d)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	48,900	(d)(g)(h)
HBOS Treasury Services PLC	5.250%	2/21/17	4,570,000	4,739,323	(d)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	2,090,000	1,973,602	(d)(g)(h)
Hypothekenbank in Essen AG	5.000%	1/20/12	1,380,000	1,435,378	(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	7,003,000	6,674,356	(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	4,969,000	4,981,721	(d)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,280,000	7,037,853	(d)
Korea Development Bank	5.500%	11/13/12	60,000	63,637
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	3,137,200	(a)(c)(d)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	12,300,000	12,297,196	(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,720,000	1,698,268	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	19

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	6,300,000	$6,378,750
Nordea Bank AB, Senior Notes	3.700%	11/13/14	9,790,000	10,091,189	(d)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	950,000	974,607	(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	13,172,000	17,024,810	(d)(g)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	12,200,000	12,108,622	(d)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,500,000	4,987,500	(g)(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	20,510,000	20,640,300
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	4,130,000	4,224,676
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	21,330,000	20,968,072
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	14,211,900	(d)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,200,000	2,067,083	(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	13,679,151	(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	3,140,000	2,873,100	(g)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	8,420,000	7,304,350	(g)(h)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	14,739,259
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	767,876
Wells Fargo & Co., Notes	5.300%	8/26/11	75,000	77,302
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	138,043
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	6,752,022
Total Commercial Banks				283,693,359
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	6.625%	5/15/12	177,000	183,638
Ally Financial Inc., Senior Notes	8.300%	2/12/15	320,000	352,000
Ally Financial Inc., Senior Notes	8.000%	3/15/20	950,000	1,037,875
American Express Co., Subordinated Debentures	6.800%	9/1/66	10,485,000	10,380,150	(g)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	21,660,000	23,353,465
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	5,440,000	4,392,800
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	325,578
HSBC Finance Corp.	7.000%	5/15/12	160,000	171,671
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	17,270,000	17,447,553	(d)
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	563,766
SLM Corp.	5.000%	4/15/15	740,000	712,886
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	1,700,000	1,708,378
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,482,158

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	4,160,000	$3,264,148
Total Consumer Finance				68,376,066
Diversified Financial Services — 5.5%
Air 2 US, Notes	8.027%	10/1/19	8,656,870	8,613,586	(d)
Bank of America Corp.	5.750%	12/1/17	480,000	499,500
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	25,936,869
Bank of America Corp., Senior Notes	7.625%	6/1/19	5,845,000	6,730,138
Bank of America Corp., Senior Notes	5.625%	7/1/20	20,750,000	21,154,459
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,011,629
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,106,735
Citigroup Inc., Notes	6.500%	8/19/13	150,000	164,709
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	22,401,067
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,570,243
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,101,000	1,186,269
Citigroup Inc., Senior Notes	6.010%	1/15/15	18,410,000	20,196,249
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	5,908,872
Citigroup Inc., Senior Notes	6.875%	3/5/38	33,410,000	37,059,675
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	270,000	279,309
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	172,477
European Investment Bank, Senior Bonds	4.625%	3/21/12	50,000	52,413
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	1,263,594
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	53,010,000	54,464,382
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	530,000	577,972
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	2,330,000	2,491,905
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	48,530,000	56,084,180
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	47,395,000	46,921,050	(g)
ILFC E-Capital Trust I	5.900%	12/21/65	14,410,000	10,909,235	(d)(g)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,760,000	2,152,800	(d)(g)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	5,766,400	(d)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	27,110,000	28,939,925	(d)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	10,600,329
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,961,396
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	13,010,000	12,706,216
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,800,158
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	518,233

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	21

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	$65,828
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	7,400,000	7,456,884	(g)(h)
Patrons’ Legacy	5.775%	12/23/63	8,900,000	8,587,610	(d)(f)
Pemex Finance Ltd., Notes	9.030%	2/15/11	500	504
PHH Corp.	7.125%	3/1/13	5,940,000	5,925,150
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	3,575,000	3,798,438	(d)
Total Diversified Financial Services				439,036,388
Insurance — 0.5%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	318,366
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,245,400	(d)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	14,460,000	14,920,985
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,411,750	(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,730,700
MetLife Inc., Senior Notes	7.717%	2/15/19	2,120,000	2,602,790
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,432,445
MetLife Inc., Senior Notes	5.875%	2/6/41	2,770,000	2,920,488
Total Insurance				41,582,924
Real Estate Investment Trusts (REITs) — 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,582,901
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	350,000	368,234
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	6,605,155
Total Thrifts & Mortgage Finance				6,973,389
Total Financials				991,992,798
Health Care — 2.1%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	7,069,979
Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,884,291
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	5,899,932
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	5,820,000	6,111,000
DaVita Inc., Senior Notes	6.625%	11/1/20	3,050,000	3,019,500
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	12,250,950
HCA Inc., Notes	7.690%	6/15/25	723,000	694,080
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,016,600
HCA Inc., Senior Notes	7.875%	2/1/11	1,000,000	1,002,500
HCA Inc., Senior Notes	6.300%	10/1/12	299,000	305,728

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	$1,267,860
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	306,335
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,322,050
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	1,250,000	1,387,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,220,000	1,378,600
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	19,372,775
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	191,636
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,398,115
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,474,248
Total Health Care Providers & Services				83,283,700
Pharmaceuticals — 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	24,230,000	26,678,781
Merck and Co. Inc.	6.000%	9/15/17	340,000	397,319
Pfizer Inc., Senior Notes	6.200%	3/15/19	17,695,000	20,727,233
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	11,616,762	(d)
Wyeth, Notes	5.950%	4/1/37	15,055,000	16,660,269
Total Pharmaceuticals				76,080,364
Total Health Care				166,434,043
Industrials — 2.1%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	9,434,256
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,337,119
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	800,000	815,000
Raytheon Co., Senior Notes	3.125%	10/15/20	4,410,000	4,066,413
Systems 2001 Asset Trust	6.664%	9/15/13	6,357,929	6,975,284	(d)
Total Aerospace & Defense				24,628,072
Airlines — 0.7%
Continental Airlines Inc.	6.503%	12/15/12	1,065,000	1,078,312
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	7,345,953	7,786,710
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	50,994	54,181
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,077,086	9,576,326
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	183,249	193,786
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,950,000	2,018,250	(d)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	350,000	358,750
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	950,000	980,875
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	14,509,854	15,380,446
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	8,492,058	9,128,962

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	23

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Northwest Airlines Inc.	0.766%	2/6/15	990,474	$896,379	(g)
Southwest Airlines Co., Pass-Through Certificates Notes	5.125%	3/1/17	5,320,000	5,339,711
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	5,748,422	6,610,685
Total Airlines				59,403,373
Building Products — 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,258,464
Masco Corp.	6.125%	10/3/16	8,270,000	8,451,692
Total Building Products				14,710,156
Commercial Services & Supplies — 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	2,660,000	2,926,000
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,498,660
Waste Management Inc.	7.125%	12/15/17	500,000	586,395
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,110,000	2,301,027
Total Commercial Services & Supplies				13,312,082
Industrial Conglomerates — 0.6%
General Electric Co., Notes	5.000%	2/1/13	5,195,000	5,553,315
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	35,798,000	36,046,259
Tyco International Group SA, Notes	6.000%	11/15/13	4,198,000	4,657,001
Total Industrial Conglomerates				46,256,575
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	5,012,700
Total Industrials				163,322,958
Information Technology — 0.2%
Communications Equipment — 0.2%
Motorola Inc.	8.000%	11/1/11	10,850,000	11,426,754
IT Services — 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	863,844
International Business Machines Corp	4.750%	11/29/12	40,000	42,943
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,634,294
Total IT Services				2,541,081
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	1,458,275
Total Information Technology				15,426,110
Materials — 1.6%
Chemicals — 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	320,000	334,306
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	810,000	837,337
Total Chemicals				1,171,643

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	8,384,000	$8,803,200
Ball Corp., Senior Notes	5.750%	5/15/21	9,920,000	9,597,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	2,480,000	2,523,400	(d)
Total Containers & Packaging				20,924,200
Metals & Mining — 1.3%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	8,792,028
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	23,410,000	27,837,861
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,766,781	(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	14,195,000	15,703,219
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	6,528,000	7,610,636
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,424,371
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	14,380,000	13,650,488
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	5,963,625
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	1,980,000	2,083,950
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	297,000	371,657
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	367,000	454,163
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,710,000	2,126,739
Vale Overseas Ltd., Notes	6.875%	11/21/36	12,386,000	13,624,377
Total Metals & Mining				102,409,895
Paper & Forest Products — 0.0%
Georgia-Pacific Corp., Notes	8.125%	5/15/11	9,000	9,292
Total Materials				124,515,030
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.7%
AT&T Inc.	6.300%	1/15/38	1,360,000	1,434,729
AT&T Inc., Global Notes	5.600%	5/15/18	15,700,000	17,517,181
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	3,462,204
BellSouth Corp.	5.200%	9/15/14	8,250,000	9,006,401
BellSouth Corp., Notes	4.750%	11/15/12	640,000	682,688
British Telecommunications PLC, Bonds	9.875%	12/15/30	11,210,000	14,941,036
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,483,738
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	20,180,000	22,601,318
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,442,185
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,675,250	(d)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,201,500	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	25

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	2,754,000	$2,788,425
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,502,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	3,001,600
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,452,998
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	6,280,000	6,429,828
Telecom Italia Capital SA	5.250%	11/15/13	1,260,000	1,312,676
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	3,730,000	3,821,545
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	10,625,000	10,229,123
Verizon Global Funding Corp., Notes	7.375%	9/1/12	155,000	171,132
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	3,942,000	4,205,132
Windstream Corp., Senior Notes	8.625%	8/1/16	574,000	604,135
Total Diversified Telecommunication Services				134,966,824
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	6,857,100
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,176,451
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	24,594,197
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	6,215,000	6,448,063
Rogers Cable Inc., Senior Secured Notes	7.875%	5/1/12	687,000	746,309
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	150,903
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,078,667
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	711,000
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	8,577,000	9,070,178
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,440,000	3,474,400
Total Wireless Telecommunication Services				59,307,268
Total Telecommunication Services				194,274,092
Utilities — 1.9%
Electric Utilities — 0.6%
Detroit Edison Co.	5.200%	10/15/12	10,000	10,698
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,094,453
FirstEnergy Corp., Notes	6.450%	11/15/11	142,000	147,778
FirstEnergy Corp., Notes	7.375%	11/15/31	25,665,000	27,055,094
Hydro-Quebec, Global Debentures	6.300%	5/11/11	1,720,000	1,755,427
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	2,650,000	2,901,482
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	51,970
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	12,495,301

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Progress Energy Inc.	7.100%	3/1/11	52,000	$52,529
Total Electric Utilities				45,564,732
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	53,618	(d)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	10,780,463
Total Gas Utilities				10,834,081
Independent Power Producers & Energy Traders — 1.1%
AES Corp., Senior Notes	7.750%	3/1/14	3,777,000	4,031,948
AES Corp., Senior Notes	7.750%	10/15/15	7,490,000	7,995,575
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,496,940
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	7,205,000	7,655,312	(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	7,650,000	7,535,250	(d)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	20,096,363	12,057,818	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	45,406,000	46,825,982
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,546,000	2,609,650
NRG Energy Inc., Senior Notes	7.375%	1/15/17	595,000	612,850
Total Independent Power Producers & Energy Traders				92,821,325
Multi-Utilities — 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,912,867
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	116,614
Total Multi-Utilities				6,029,481
Total Utilities				155,249,619
Total Corporate Bonds & Notes (Cost — $2,567,140,547)				2,575,422,323
Asset-backed Securities — 4.7%
ACE Securities Corp., 2006-GP1 A	0.391%	2/25/31	283,094	212,961	(g)
ACE Securities Corp., 2006-SL3 A1	0.361%	6/25/36	864,713	142,037	(g)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	3,630,000	3,823,680	(d)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	7,310,000	7,138,819	(d)
AFC Home Equity Loan Trust, 2002-2 2A	0.561%	6/25/30	346,459	160,112	(g)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.611%	2/25/33	1,416,307	1,138,738	(g)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.800%	11/15/31	191,169	169,895	(g)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.761%	9/25/34	6,695,416	5,038,166	(g)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.541%	2/25/36	1,065,549	1,024,641	(g)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.481%	12/25/36	3,042,107	2,702,833	(d)(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	27

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-backed Securities — continued
Brazos Higher Education Authority Inc., 2010-1 A2	1.502%	2/25/35	16,100,000	$14,985,880	(g)
CDC Mortgage Capital Trust, 2002-HE1 A	0.881%	1/25/33	347,404	263,702	(g)
Chase Issuance Trust, 2007-A17 A	5.120%	10/15/14	100,000	107,398
Chase Issuance Trust, 2009-A2 A2	1.810%	4/15/14	160,000	162,654	(g)
Citigroup Mortgage Loan Trust Inc., 2004-RES1 M1	1.236%	11/25/34	7,463,421	6,227,098	(g)
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	1,705,121	1,343,206	(g)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	795,749	765,447
Countrywide Asset-Backed Certificates, 2002-BC1	0.921%	4/25/32	112,321	67,925	(g)
Countrywide Asset-Backed Certificates, 2003-1	0.941%	6/25/33	253,377	179,135	(g)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.881%	9/25/33	637,078	535,856	(g)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.761%	5/25/34	390,000	291,025	(g)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	4,296,672	4,259,158	(g)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.601%	12/25/36	188,879	85,475	(d)(g)
Countrywide Home Equity Loan Trust, 2002-F A	0.610%	11/15/28	198,273	177,385	(g)
Countrywide Home Equity Loan Trust, 2004-I A	0.550%	2/15/34	301,048	185,203	(g)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.400%	7/15/36	268,885	149,410	(g)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	1,806,367	1,371,975	(g)
Countrywide Home Equity Loan Trust, 2006-RES	0.520%	6/15/29	365,124	192,822	(d)(g)
Credit-Based Asset Servicing and Securitization, 2007-RP1 A	0.571%	5/25/46	25,916,799	15,940,127	(d)(f)(g)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	275,245	277,469	(d)
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	8,750,000	8,181,652	(d)(g)
EMC Mortgage Loan Trust, 2002-B A1	0.911%	2/25/41	376,630	319,750	(d)(g)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.461%	5/25/28	605,241	546,995	(d)(g)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.086%	5/25/34	13,235,210	11,363,950	(g)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.501%	10/25/34	38,947,894	28,591,649	(g)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.471%	11/25/36	1,415,716	780,050	(g)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	68,565	38,588
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	221,034	223,283
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,355,657	139,916	(g)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	115,169	75,383
Greenpoint Mortgage Funding Trust, 2005-HE1	0.661%	9/25/34	2,405,433	2,088,491	(g)
GSAA Home Equity Trust, 2005-6 A3	0.631%	6/25/35	5,000,000	3,225,175	(g)
GSAA Home Equity Trust, 2007-6 A4	0.561%	5/25/47	24,440,000	15,331,285	(g)
GSAMP Trust, 2006-S4 A1	0.351%	5/25/36	142,182	17,290	(g)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	11,800,000	12,816,633	(d)

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-backed Securities — continued
Honda Auto Receivables Owner Trust, 2009-2 A3	2.790%	1/15/13	68,464	$69,231
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.521%	3/25/31	65,700	45,108	(g)
Indymac Seconds Asset Backed Trust, 2006-A A	0.391%	6/25/36	505,619	60,184	(g)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.487%	5/1/34	7,155,000	7,022,632	(g)
Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	3,790,094	3,689,748	(g)
Lehman ABS Manufactured Housing Contract, 2001-B A3	4.350%	5/15/14	2,288,702	2,306,415
Lehman ABS Manufactured Housing Contract, 2001-B A6	6.467%	8/15/28	1,556,940	1,594,040	(g)
Lehman XS Trust, 2005-5N 1A1	0.561%	11/25/35	13,221,506	9,696,996	(g)
Lehman XS Trust, 2005-5N 3A1A	0.561%	11/25/35	3,742,044	2,875,416	(g)
Lehman XS Trust, 2006-2N 1A1	0.521%	2/25/46	3,113,607	1,904,721	(g)
Lehman XS Trust, 2006-4N A2A	0.481%	4/25/46	5,155,417	2,949,424	(g)
Lehman XS Trust, 2007-9 1A1	0.381%	6/25/37	427,118	269,573	(g)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.501%	9/25/36	7,088,187	2,647,062	(g)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.421%	10/25/36	5,884,243	2,289,883	(g)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	502,401	500,256	(g)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.711%	2/25/47	19,272,222	9,484,728	(g)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.281%	10/25/33	1,332,835	1,116,268	(g)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.411%	3/25/36	254,375	67,687	(g)
MSCC HELOC Trust, 2005-1 A	0.451%	7/25/17	1,364,531	1,056,301	(g)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	430,000	440,107	(g)
Nissan Auto Receivables Owner Trust, 2009-A A3	3.200%	2/15/13	43,881	44,479
Option One Mortgage Loan Trust, 2003-1 A2	1.101%	2/25/33	10,345	8,483	(g)
Option One Mortgage Loan Trust, Series 2002-6, Class A2	1.061%	11/25/32	1,353,854	1,113,955	(g)
Origen Manufactured Housing, 2006-A A2	1.756%	10/15/37	32,000,000	20,480,000	(g)
Origen Manufactured Housing Contract Trust, 2005-B	5.910%	1/15/37	4,797,000	4,864,252
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,500,000	1,511,655
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	2,100,000	2,136,822
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.061%	7/25/35	3,020,698	2,403,558	(g)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,879,500	(d)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.801%	8/25/31	191,835	86,713	(g)
RAAC, 2007-RP2 M1	0.911%	2/25/46	600,000	20,434	(d)(g)
RAAC Series, 2006-RP2 A	0.511%	2/25/37	271,001	195,135	(d)(g)
RAAC Series, 2006-RP3 A	0.531%	5/25/36	29,469	18,909	(d)(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	29

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-backed Securities — continued
RAAC Series, 2006-RP4 A	0.551%	1/25/46	19,558,215	$14,837,019	(d)(g)
RAAC Series, 2007-SP3 A1	1.461%	9/25/47	595,491	454,431	(g)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.881%	3/25/34	13,536,233	12,434,478	(g)
Renaissance Home Equity Loan Trust, 2005-1	0.591%	5/25/35	2,040,443	1,700,244	(g)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.921%	5/25/33	605,217	345,993	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.386%	8/25/33	4,055,477	3,057,879	(g)
Residential Funding Mortgage Securities II, 2003-HS3	0.551%	8/25/33	114,908	90,080	(g)
Residential Funding Securities Corp., 2002-RP2 A1	1.011%	10/25/32	4,598,790	2,595,097	(d)(f)(g)
SACO I Trust, 2006-3 A3	0.721%	4/25/36	2,129,716	618,670	(g)
SACO I Trust, 2006-5 1A	0.561%	4/25/36	175,887	53,010	(g)
SACO I Trust, 2006-6 A	0.391%	6/25/36	278,550	88,797	(g)
Saxon Asset Securities Trust, 2002-3 M1	1.386%	12/25/32	3,618,281	2,953,733	(g)
Saxon Asset Securities Trust, 2003-3 M1	0.911%	12/25/33	11,091,879	9,655,514	(g)
Securitized Asset Backed Receivables LLC, 2007-BR3 A2B	0.481%	4/25/37	32,787,000	14,199,755	(g)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.491%	2/25/37	16,474,720	7,901,029	(g)
SLM Student Loan Trust, 2003-11 A6	0.592%	12/15/25	9,900,000	9,256,500	(d)(g)
SLM Student Loan Trust, 2006-5 A5	0.398%	1/25/27	14,430,000	13,611,174	(g)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.601%	7/25/29	14,247	8,447	(g)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	7,213,167	7,032,146
Structured Asset Securities Corp., 2005-SC1 1A2	8.556%	5/25/31	548,419	439,562	(d)(g)
Structured Asset Securities Corp., 2006-ARS1 A1	0.371%	2/25/36	676,478	17,060	(d)(g)
Student Loan Consolidation Center, 2002-1 A1	2.898%	3/1/42	800,000	725,760	(d)(g)
Student Loan Consolidation Center, 2002-2 A16	1.841%	7/1/42	2,200,000	1,995,840	(d)(g)
Student Loan Consolidation Center, 2002-2 A9	1.845%	7/1/42	5,400,000	4,898,880	(d)(g)
Terwin Mortgage Trust, 2006-10SLC A1	2.393%	10/25/37	23,751,921	8,840,037	(d)(g)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.521%	3/25/36	16,698,386	10,814,693	(d)(g)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	2,444	2,317
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	154,986	139,030
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	319,992	304,207	(g)
Vanderbilt Mortgage Finance, 1999-D IIB4	3.515%	1/7/30	4,100,000	3,060,132	(g)
Total Asset-backed Securities (Cost — $453,719,960)				369,841,511
Collateralized Mortgage Obligations — 18.1%
American Home Mortgage Assets, 2006-3 3A12	0.451%	10/25/46	14,214,441	8,035,878	(g)
American Home Mortgage Investment Trust, 2005-4 1A1	0.551%	11/25/45	11,640,133	7,807,119	(g)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Banc of America Commercial Mortgage Inc., 2005-5 A4	5.115%	10/10/45	2,190,000	$2,346,867	(g)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,555,618
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	177,438	185,807
Banc of America Funding Corp., 2005-F 2A1	3.079%	9/20/35	15,637,296	9,223,800	(g)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	8,907	8,337
Bayview Commercial Asset Trust, 2006-2A A1	0.491%	7/25/36	1,391,257	1,084,201	(d)(g)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.531%	4/25/36	1,041,055	980,081	(d)(g)
Bear Stearns ARM Trust, 2005-12 11A1	3.137%	2/25/36	494,127	344,771	(g)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	15,529,000	15,945,045
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,561,107
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.461%	10/25/36	1,307,749	770,826	(d)(g)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.265%	8/25/35	186,245	104,075	(g)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.078%	12/25/35	279,206	183,916	(g)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.661%	5/25/35	4,816,103	4,561,115	(d)(g)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.501%	11/25/36	37,346,000	22,665,773	(g)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.501%	11/25/36	14,321,209	8,016,454	(g)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	16,410,899	17,188,939
Countrywide Alternative Loan Trust, 2004-33 2A1	3.169%	12/25/34	34,429	27,894	(g)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.651%	10/25/34	59,210	55,332	(g)
Countrywide Alternative Loan Trust, 2005-38 A3	0.611%	9/25/35	13,992,944	8,779,033	(g)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.591%	10/25/35	17,673,398	10,725,738	(g)
Countrywide Alternative Loan Trust, 2005-44 2A1	0.571%	10/25/35	8,951,699	5,968,904	(g)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.551%	11/25/35	11,038,103	6,290,924	(g)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.571%	11/25/35	5,615,258	3,532,665	(g)
Countrywide Alternative Loan Trust, 2005-72 A1	0.531%	1/25/36	3,700,715	2,514,462	(g)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.471%	3/20/46	139,538	80,050	(g)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.451%	8/25/46	590,316	351,315	(g)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.471%	5/20/46	13,055,467	7,274,976	(g)
Countrywide Alternative Loan Trust, 2006-OA2 A5	0.491%	5/20/46	6,665,204	3,012,032	(g)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.461%	7/20/46	662,297	309,340	(g)
Countrywide Alternative Loan Trust, 2006-OA18 A2	0.501%	12/25/36	257,224	72,345	(g)
Countrywide Alternative Loan Trust, 2006-OC2 2A3	0.551%	2/25/36	10,000,000	2,984,860	(g)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	4.241%	3/20/36	183,341	126,653	(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	31

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	6,743,274	$4,385,711	(g)
Countrywide Home Loans, 2005-R3 AF	0.661%	9/25/35	5,774,828	4,935,064	(d)(g)
Countrywide Home Loans, 2006-OA5 1A1	0.461%	4/25/46	4,148,787	2,415,432	(g)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	5.439%	5/20/36	720,081	540,503	(g)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.539%	2/15/39	11,030,000	11,868,967	(g)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.804%	9/15/39	8,600,000	8,934,786	(g)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	2,740,000	2,848,730	(g)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	3,875,000	4,141,922	(g)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.200%	6/26/35	29,770,000	27,366,489	(d)(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.248%	3/19/46	1,676,550	975,459	(g)
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	14,259,563	14,743,743
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	33,344,460	36,007,309
Federal Home Loan Mortgage Corp. (FHLMC), 3688 PB	4.500%	8/15/32	21,121,000	21,333,729
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	11,300,000	11,053,045
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1	1.245%	4/25/20	31,089,606	2,345,720	(g)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1	1.688%	6/25/20	43,666,768	4,523,733	(g)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.522%	8/25/20	35,199,789	3,256,068	(g)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	18,303,498
Federal National Mortgage Association (FNMA), 2010-75 PU	4.500%	4/25/39	25,865,000	26,195,870
FFCA Secured Lending Corp., 1999-1A IO	0.860%	9/18/25	23,697	198	(c)(d)(g)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.631%	2/25/37	566,622	292,322	(g)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	11,000,000	11,325,639
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	3.448%	11/19/35	234,065	193,971	(g)
Government National Mortgage Association (GNMA), 2005-13 SD	6.539%	2/20/35	5,063,679	787,734	(g)
Government National Mortgage Association (GNMA), 2005-81 SD	6.039%	12/20/34	9,882,769	1,063,073	(g)
Government National Mortgage Association (GNMA), 2005-82 NS	6.039%	7/20/34	5,880,384	774,752	(g)
Government National Mortgage Association (GNMA), 2006-47 SA	6.539%	8/16/36	14,330,489	2,660,077	(g)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2008-60 SH	5.889%	7/16/38	5,249,653	$632,329	(g)
Government National Mortgage Association (GNMA), 2009-10 ST	6.189%	3/16/34	5,974,590	676,956	(g)
Government National Mortgage Association (GNMA), 2009-106 CM	6.339%	1/16/34	2,664,884	333,747	(g)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	5,800,000	5,897,495
Government National Mortgage Association (GNMA), 2009-35 SP	6.139%	5/16/37	14,552,399	1,905,814	(g)
Government National Mortgage Association (GNMA), 2009-61 WQ	5.989%	11/16/35	14,193,548	1,926,185	(g)
Government National Mortgage Association (GNMA), 2009-87 KI	6.039%	9/20/35	6,483,606	779,811	(g)
Government National Mortgage Association (GNMA), 2009-87 SI	6.489%	2/20/35	7,279,265	1,081,199	(g)
Government National Mortgage Association (GNMA), 2009-87 TS	5.839%	7/20/35	13,973,344	1,877,111	(g)
Government National Mortgage Association (GNMA), 2010-14 SA	7.739%	12/20/32	7,044,096	1,006,203	(g)
Government National Mortgage Association (GNMA), 2010-14 SC	4.543%	8/20/35	11,708,512	1,563,265	(g)
Government National Mortgage Association (GNMA), 2010-14 SH	5.739%	2/16/40	7,196,281	1,096,702	(g)
Government National Mortgage Association (GNMA), 2010-14 SX	6.189%	2/16/40	17,983,202	2,437,258	(g)
Government National Mortgage Association (GNMA), 2010-42 LW	5.000%	6/20/39	4,500,000	4,609,789
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	7,100,000	7,283,788
Government National Mortgage Association (GNMA), 2010-47 VS	5.989%	11/16/37	10,774,474	1,408,842	(g)
Government National Mortgage Association (GNMA), 2010-47 XN	6.289%	4/16/34	12,884,508	1,115,296	(g)
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	14,600,000	15,021,282
Government National Mortgage Association (GNMA), 2010-61 PD	4.500%	10/20/38	19,980,000	20,283,810
Government National Mortgage Association (GNMA), 2010-73 TZ	4.500%	2/20/40	12,272,544	11,910,526
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	40,000,000	40,557,672

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	33

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.239%	7/16/40	20,055,999	$2,762,160	(g)
Government National Mortgage Association (GNMA), 2010-116 LB	5.000%	5/20/40	62,371,006	63,904,703
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	30,902,367
Government National Mortgage Association (GNMA), 2010-118 IO	1.869%	4/16/53	30,474,389	2,669,636	(g)
Government National Mortgage Association (GNMA), 2010-148 IX, IO	1.482%	10/16/52	51,965,324	4,609,932	(g)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.531%	11/25/46	3,919,896	901,576	(g)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.491%	4/25/36	4,210,127	1,896,111	(g)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.391%	4/25/47	29,772,954	24,169,535	(g)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	23,270,000	24,588,236
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	15,481,767	16,132,000
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.611%	3/25/35	15,946,494	13,399,600	(d)(g)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.611%	9/25/35	24,962,631	20,708,674	(d)(g)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.223%	11/25/35	2,166,741	1,584,178	(g)
Harborview Mortgage Loan Trust, 2005-3	0.501%	6/19/35	13,654,056	9,251,620	(g)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.504%	6/19/45	5,158,515	3,134,185	(g)
Harborview Mortgage Loan Trust, 2006-2	2.978%	2/25/36	3,365,511	1,880,244	(g)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.461%	9/19/46	2,835,622	1,765,333	(g)
Harborview Mortgage Loan Trust, 2006-13 A	0.441%	11/19/46	632,046	339,740	(g)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.481%	7/19/47	26,362,321	16,888,704	(g)
Impac CMB Trust, 2003-4 1A1	0.901%	10/25/33	85,219	69,280	(g)
IMPAC CMB Trust, 2007-A A	0.511%	5/25/37	17,710,982	14,403,492	(g)
IMPAC Secured Assets Corp., 2005-2 A1	0.581%	3/25/36	347,011	187,040	(g)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.461%	5/25/36	124,606	54,609	(g)
Impac Secured Assets Corp., 2006-2 2A1	0.611%	8/25/36	3,768,037	3,401,471	(g)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.874%	11/25/37	9,590,759	7,707,047	(g)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.881%	6/25/34	29,673	19,162	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.772%	3/25/35	242,993	186,439	(g)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.047%	9/25/35	7,868,933	6,543,128	(g)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.461%	6/25/47	506,056	281,444	(g)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.381%	7/25/36	213,608	119,261	(g)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.731%	2/25/35	327,577	231,250	(g)
Indymac INDX Mortgage Loan Trust, 2005-AR9 1A1	2.801%	7/25/35	109,322	68,131	(g)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.697%	8/25/35	541,848	312,940	(g)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	310,000	$330,031
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	19,329,000	20,060,154
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.747%	5/15/47	5,000,000	400,000	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 A4	5.882%	2/15/51	15,270,000	16,167,180	(g)
JPMorgan Mortgage Trust, 2004-A3 SF3	4.282%	6/25/34	164,088	159,069	(g)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.934%	4/25/37	10,700,000	8,647,676	(g)
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	298,803	286,851	(d)(g)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.905%	6/15/36	7,282,757	15,740	(c)(d)(g)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	3,000,000	3,169,584
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	3,576,578	3,719,937
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	1,570,000	1,674,579
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	8,135,000	8,547,200	(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	11,660,000	12,268,945	(g)
Lehman XS Trust, 2007-8H A1	0.391%	6/25/37	45,518,593	22,957,803	(g)
Luminent Mortgage Trust, 2006-4 A1A	0.451%	5/25/46	433,818	247,612	(g)
Luminent Mortgage Trust, 2006-7 2A1	0.431%	12/25/36	4,080,669	2,650,692	(g)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	1,830,000	1,698,423	(g)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.572%	12/25/34	25,224	18,770	(g)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.763%	2/25/35	453,836	388,107	(g)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	3.126%	1/25/36	1,746,891	1,525,193	(g)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.471%	4/25/46	430,988	254,310	(g)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.461%	5/25/47	756,276	425,900	(g)
MASTR ARM Trust, 2004-4 3A1	2.516%	5/25/34	1,191,759	1,123,736	(g)
MASTR ARM Trust, 2007-R5 A1	2.840%	11/25/35	6,173,485	3,836,136	(d)(g)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,984,890	3,948,587	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	5,561,979	5,668,235	(d)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.611%	5/25/35	4,654,171	3,799,237	(d)(g)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.773%	2/25/35	102,982	103,390	(g)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	3.793%	3/25/36	29,091,899	18,653,057	(g)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.241%	11/12/37	15,560,000	16,748,691	(g)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	6,000,000	6,335,320	(g)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.826%	6/12/50	3,785,000	4,030,936	(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	35

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	3,677,000	$3,754,852
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	18,230,000	18,586,927	(g)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	7,605,000	8,184,731	(g)
MLCC Mortgage Investors Inc., 2003-B A1	0.601%	4/25/28	2,153,245	2,020,146	(g)
MLCC Mortgage Investors Inc., 2006-1 1A	2.177%	2/25/36	611,221	507,278	(g)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	10,000,000	10,588,683
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,134,951
Morgan Stanley Capital I, 2007-HQ13 A3	5.569%	12/15/44	2,606,000	2,675,719
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	13,473,125	(g)
Morgan Stanley Capital I, 2007-IQ15 A4	5.879%	6/11/49	9,230,199	9,883,499	(g)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.794%	10/25/34	8,128	6,969	(g)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	5.466%	11/25/34	3,218,715	3,140,774	(g)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.660%	7/25/35	5,553,937	4,060,206	(g)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.785%	5/25/36	8,254,062	4,993,724	(g)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	1,080,000	1,050,060
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	11,254,236	10,958,504
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.451%	9/25/46	423,309	268,885	(g)
Prime Mortgage Trust, 2005-2 2A1	7.241%	10/25/32	769,457	762,741	(g)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	61,386,466	51,606,497	(d)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.711%	1/25/37	34,405,264	20,281,490	(g)
Residential Accredit Loans Inc., 2005-Q03 A1	0.661%	10/25/45	1,933,315	1,078,921	(g)
Residential Accredit Loans Inc., 2006-QO8 1A1A	0.351%	10/25/46	296,935	293,368	(g)
Residential Accredit Loans Inc., 2006-QO1O A1	0.421%	1/25/37	10,531,170	6,236,033	(g)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.451%	5/25/47	10,993,865	6,856,621	(g)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	8,562,569	5,671,863
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	166,866	168,340
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,559,465	1,552,066
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	7,859,900	8,097,764
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,193,096	1,227,761
Sequoia Mortgage Trust, 4 A	0.981%	11/22/24	5,986	4,786	(g)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	25,092,327	22,825,712	(g)
Structured ARM Loan Trust, 2005-19XS 2A1	0.561%	10/25/35	305,315	225,127	(g)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2002-AR5 A1	0.711%	5/19/33	1,551,649	$1,408,278	(g)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	1.001%	10/19/33	564,220	478,824	(g)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.471%	4/25/36	4,434,800	2,601,600	(g)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.441%	7/25/46	398,708	236,253	(g)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.471%	8/25/36	14,404,175	8,995,955	(g)
Structured Asset Mortgage Investments Inc., 2007-AR4 GA4B	0.441%	9/25/47	897,444	522,543	(g)
Thornburg Mortgage Securities Trust, 2004-03 A	1.001%	9/25/44	1,023,516	971,438	(g)
Thornburg Mortgage Securities Trust, 2004-1	2.170%	3/25/44	77,359	72,882	(g)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.196%	9/25/37	30,082,830	28,012,169	(g)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.180%	9/25/37	31,198,038	30,289,738	(g)
Voyager BRSTN Delaware Trust, IO, 2009-1 UAU7	0.503%	12/26/36	1,655,174	674,240	(c)(d)(g)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.248%	3/20/47	931,669	89,440	(c)(d)(f)(g)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.671%	12/25/35	259,808	251,795	(g)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.629%	7/25/37	22,912,259	14,796,004	(g)
Washington Mutual Inc., 2005-AR15 A1A1	0.521%	11/25/45	14,611,303	12,277,279	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.491%	4/25/45	8,600,182	7,201,448	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.531%	7/25/45	8,161,159	6,854,484	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.581%	1/25/45	2,013,177	1,690,191	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.581%	8/25/45	27,512,748	23,254,160	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.551%	10/25/45	15,856,323	13,379,201	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.541%	11/25/45	23,246,825	17,845,425	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.531%	12/25/45	335,776	285,377	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.551%	12/25/45	13,923,063	10,792,588	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.531%	12/25/45	20,326,123	17,475,201	(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	37

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.551%	12/25/45	22,175,850	$17,132,108	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.854%	9/25/36	416,691	324,298	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.078%	6/25/47	27,811,213	18,465,199	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.357%	9/25/36	104,686	84,315	(g)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.691%	6/25/37	41,540,141	22,041,697	(g)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.904%	4/25/36	160,558	146,255	(g)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	3.287%	4/25/36	5,713,000	4,480,717	(g)
Total Collateralized Mortgage Obligations (Cost — $1,601,749,559)				1,440,598,410
Collateralized Senior Loans — 0.6%
Consumer Discretionary — 0.1%
Auto Components — 0.0%
Allison Transmission Inc., Term Loan, Tranche B	3.020 - 3.040%	8/7/14	920,530	898,476	(i)
Diversified Consumer Services — 0.0%
Thomson Medical Education, First Lien Term Loan	2.550%	7/3/14	967,500	909,450	(i)
Media — 0.1%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	1,344,131	1,346,771	(i)
Charter Communications Operating LLC, Term Loan C	3.560%	9/6/16	1,727,571	1,702,836	(i)
SuperMedia Inc., Term Loan	11.000%	12/31/15	2,263	3,937	(i)
Univision Communications Inc., Term Loan B2	4.511%	3/31/17	881,899	837,489	(i)
UPC Broadband Holding, Term Loan, Tranche N1	2.501%	12/31/14	648,288	634,917	(i)
UPC Broadband Holding BV, Term Loan T	4.251%	12/30/16	351,712	347,667	(i)
Total Media				4,873,617
Total Consumer Discretionary				6,681,543
Financials — 0.0%
Diversified Financial Services — 0.0%
CCM Merger Inc., Term Loan, Tranche B	8.500%	7/13/12	837,949	838,299	(i)
Industrials — 0.0%
Commercial Services & Supplies — 0.0%
Nielsen Finance LLC, Term Loan C	4.014%	5/2/16	1,557,724	1,540,200	(i)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.0%
Penafore, LLC, Term Loan B	6.250%	9/29/16	493,311	$499,653	(i)
Total Industrials				2,039,853
Information Technology — 0.5%
Communications Equipment — 0.0%
Panamsat Corp., Term Loan, Tranche A	2.790%	7/3/12	750,000	747,375	(i)
IT Services — 0.5%
First Data Corp., Term Loan, Tranche B1	3.011%	9/24/14	34,256,784	31,569,785	(i)
SunGard Data Systems Inc., Term Loan B	2.010-3.911%	2/26/16	1,818,422	1,800,807	(i)
Total IT Services				33,370,592
Semiconductors & Semiconductor Equipment — 0.0%
Sensata Technologies, Term Loan, Tranche B	2.038%	4/26/13	994,792	969,424	(i)
Total Information Technology				35,087,391
Utilities — 0.0%
Electric Utilities — 0.0%
TXU, Term Loan, Tranche B2	3.764%	10/10/14	1,209,375	932,868	(i)
Total Collateralized Senior Loans (Cost — $47,937,736)				45,579,954
Mortgage-Backed Securities — 30.9%
FHLMC — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/11-11/1/36	2,848,720	3,097,325
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-7/1/20	552,348	595,675
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	757,083	862,136
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29	177,852	199,980
Federal Home Loan Mortgage Corp. (FHLMC)	4.658%	8/1/35	8,104,012	8,495,534	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	2.758%	9/1/35	3,091,002	3,226,580	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.085%	9/1/35	1,043,645	1,106,172	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	2.772%	10/1/35	2,159,944	2,256,950	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	4.564%	12/1/35	3,374,784	3,523,606	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.147%	12/1/35	243,462	259,465	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.746%	2/1/37	19,329	20,540	(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	39

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	5.631%	5/1/37	2,322,117	$2,458,767	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.769%	5/1/37	170,265	180,949	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.785%	5/1/37	4,013,443	4,252,903	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.860%	5/1/37	38,788	41,006	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.362%	6/1/37	541,721	574,154	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.813%	6/1/37	840,289	888,841	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.866%	7/1/37	19,104,838	20,467,589	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.675%	8/1/37	5,466,702	5,800,929	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	6.025%	9/1/37	113,421	121,862	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/13/41	2,900,000	2,878,702	(j)
Total FHLMC				61,309,665
FNMA — 20.2%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-4/1/36	6,542,265	7,306,260
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-9/1/36	36,306,353	39,123,806
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	660	740
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	121,591,085	132,352,912
Federal National Mortgage Association (FNMA)	3.500%	11/1/25	1,000,000	1,009,219
Federal National Mortgage Association (FNMA)	3.500%	1/19/26-1/13/41	286,830,000	287,805,956	(j)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-7/1/32	2,391,617	2,723,881
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	12,499	14,334
Federal National Mortgage Association (FNMA)	2.647%	5/1/35	2,252,209	2,350,909	(g)
Federal National Mortgage Association (FNMA)	3.046%	6/1/35	6,159,593	6,477,438	(g)
Federal National Mortgage Association (FNMA)	5.325%	6/1/35	1,525,290	1,614,407	(g)
Federal National Mortgage Association (FNMA)	2.844%	8/1/35	1,126,560	1,178,762	(g)
Federal National Mortgage Association (FNMA)	2.851%	9/1/35	1,891,873	1,978,492	(g)
Federal National Mortgage Association (FNMA)	2.926%	9/1/35	4,023,692	4,214,765	(g)

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.748%	10/1/35	1,566,238	$1,640,934	(g)
Federal National Mortgage Association (FNMA)	2.775%	10/1/35	1,224,341	1,282,720	(g)
Federal National Mortgage Association (FNMA)	2.785%	10/1/35	1,696,447	1,771,209	(g)
Federal National Mortgage Association (FNMA)	3.476%	10/1/35	1,533,931	1,599,844	(g)
Federal National Mortgage Association (FNMA)	2.267%	11/1/35	188,729	193,598	(g)
Federal National Mortgage Association (FNMA)	2.273%	11/1/35	232,987	238,769	(g)
Federal National Mortgage Association (FNMA)	2.292%	11/1/35	184,177	188,888	(g)
Federal National Mortgage Association (FNMA)	2.300%	11/1/35	164,705	168,978	(g)
Federal National Mortgage Association (FNMA)	2.326%	11/1/35	166,953	171,502	(g)
Federal National Mortgage Association (FNMA)	5.273%	12/1/35	2,236,729	2,388,232	(g)
Federal National Mortgage Association (FNMA)	5.477%	2/1/36	314,132	328,367	(g)
Federal National Mortgage Association (FNMA)	5.527%	2/1/37	10,162,776	10,757,997	(g)
Federal National Mortgage Association (FNMA)	5.723%	8/1/37	577,812	613,883	(g)
Federal National Mortgage Association (FNMA)	5.430%	11/1/37	159,380	169,189	(g)
Federal National Mortgage Association (FNMA)	4.000%	1/13/41-2/10/41	188,700,000	187,582,293	(j)
Federal National Mortgage Association (FNMA)	4.500%	1/13/41	244,200,000	250,648,345	(j)
Federal National Mortgage Association (FNMA)	5.000%	1/13/41	7,300,000	7,674,125	(j)
Federal National Mortgage Association (FNMA)	5.500%	1/13/41-2/10/41	358,700,000	383,608,855	(j)
Federal National Mortgage Association (FNMA)	6.000%	1/13/41-2/10/41	171,100,000	185,938,063	(j)
Federal National Mortgage Association (FNMA)	6.500%	1/13/41	69,100,000	76,787,375	(j)
Total FNMA				1,601,905,047

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	41

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — 10.0%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	164,703	$190,028
Government National Mortgage Association (GNMA)	7.000%	7/15/23-7/15/31	434,143	496,812
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	19,888,572	22,875,830
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/15/35	38,482,016	42,724,989
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	22,873	25,573
Government National Mortgage Association (GNMA)	0.661%	8/20/31	1,593	1,593	(g)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	10,821,370	11,753,578
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	54,270,737	57,769,050
Government National Mortgage Association (GNMA)	4.500%	3/15/40	9,256,001	9,622,322
Government National Mortgage Association (GNMA)	4.000%	1/20/41	418,900,000	421,329,011	(j)
Government National Mortgage Association (GNMA)	4.500%	1/20/41	139,500,000	144,818,437	(j)
Government National Mortgage Association (GNMA)	5.500%	1/20/41	61,500,000	66,458,437	(j)
Government National Mortgage Association (GNMA)	6.000%	1/20/41	11,100,000	12,172,034	(j)
Government National Mortgage Association (GNMA) II	5.500%	1/20/41	1,400,000	1,506,323	(j)
Total GNMA				791,744,017
Total Mortgage-Backed Securities (Cost — $2,435,516,713)				2,454,958,729
Municipal Bonds — 1.2%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000	8,358,930
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	5,660,000	5,772,634
Total California				14,131,564
Delaware — 0.2%
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.751%	1/29/46	16,150,000	13,243,000	(f)(g)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,150,000		$5,034,125
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000		2,727,560
Total Georgia					7,761,685
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.460%	5/1/46	49,975,000		44,227,875	(g)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.120%	5/1/46	2,825,000		2,535,438	(g)
Total Pennsylvania					46,763,313
Texas — 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.761%	6/25/42	11,850,000		10,191,000	(g)
Total Municipal Bonds (Cost — $92,163,402)					92,090,562
Sovereign Bonds — 2.2%
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	126,605,000	BRL	74,898,222
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	8,102,000	BRL	4,621,434
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,407,000	BRL	7,403,523
Total Brazil					86,923,179
Canada — 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		193,865
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	55,100,000	MYR	18,168,705
Mexico — 0.6%
Mexican Bonos, Bonds	8.000%	6/11/20	378,180,000	MXN	32,796,015
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,943,697
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		413,644
United Mexican States, Medium-Term Notes	6.750%	9/27/34	4,913,000		5,527,125
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		2,916,170
Total Mexico					45,596,651
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	5,615,000		5,643,075	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	18,692,970		21,618,420	(d)
Total Russia					27,261,495
Total Sovereign Bonds (Cost — $158,019,481)					178,143,895

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	43

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 8.5%
U.S. Government Agencies — 2.9%
Federal Home Loan Bank (FHLB), Bonds	0.200%	4/20/11	25,000,000	$25,001,475
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000	2,467,421
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	11,095,000	13,999,327
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	62,140,000	39,236,625
Federal National Mortgage Association (FNMA), Senior Notes	5.000%	3/15/16	40,420,000	45,663,727
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	10,490,000	11,788,400
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	6,527,307
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	240,042
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000	10,388,291
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	997,817
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000	3,041,509
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000	11,265,805
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	23,073,000	17,966,391
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	11,319,000	8,528,799
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000	1,374,228
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	9,123,608
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	13,681,000	10,653,066
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	516,282
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	138,701
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,095,809
Tennessee Valley Authority, Notes	5.250%	9/15/39	7,700,000	8,140,563
Total U.S. Government Agencies				228,155,193
U.S. Government Obligations — 5.6%
U.S. Treasury Bonds	3.875%	8/15/40	730,000	672,398
U.S. Treasury Notes	1.375%	2/15/13	330,000	334,976
U.S. Treasury Notes	0.500%	11/15/13	1,356,000	1,338,520
U.S. Treasury Notes	0.750%	12/15/13	36,700,000	36,439,100
U.S. Treasury Notes	2.125%	12/31/15	23,320,000	23,443,876
U.S. Treasury Notes	2.750%	5/31/17	10,080,000	10,208,359
U.S. Treasury Notes	2.250%	11/30/17	64,630,000	62,847,634
U.S. Treasury Notes	2.750%	12/31/17	34,100,000	34,174,611
U.S. Treasury Notes	2.625%	8/15/20	23,460,000	22,241,182

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.625%	11/15/20	266,980,000	$251,837,161
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	286,782
Total U.S. Government Obligations				443,824,599
Total U.S. Government & Agency Obligations (Cost — $665,257,741)				671,979,792
U.S. Treasury Inflation Protected Securities — 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	39,239,317	43,665,983	(k)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	38,070,645	40,423,297	(k)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	95,684,553	106,336,922
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	3,077,535	3,132,835	(k)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	4,678,543	6,039,339	(k)
Total U.S. Treasury Inflation Protected Securities (Cost — $174,623,514)				199,598,376

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Citadel Broadcasting Corp., Class A Shares (Cost—$58,034)			2,967	86,785	*
Convertible Preferred Stocks — 0.5%
Consumer Discretionary — 0.5%
Automobiles — 0.5%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		25,191	200,268	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		2,272,284	18,632,729	*
Motors Liquidation Co., Senior Debentures, Series C	6.250%		2,372,768	19,812,613	*
Total Consumer Discretionary				38,645,610
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	50,750	*
Utilities — 0.0%
Electric Utilities — 0.0%
AES Trust III	6.750%		71,200	3,488,800
Total Convertible Preferred Stocks (Cost — $23,074,992)				42,185,160
Preferred Stocks — 0.5%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Motors Liquidation Co.	7.250%		45,400	360,930	*
Motors Liquidation Co.	1.500%		836,487	6,792,274	*
Motors Liquidation Co.	7.250%		127,900	1,016,805	*

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	45

Western Asset Core Plus Bond Portfolio

Security	Rate		Shares	Value
Automobiles — continued
Motors Liquidation Co., Senior Notes	7.250%		56,300	$447,585	*
Motors Liquidation Co., Senior Notes	7.375%		327,800	2,606,010	*
Motors Liquidation Co., Senior Notes	7.500%		259,700	2,064,615	*
Total Consumer Discretionary				13,288,219
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		481,950	12,752,397	(g)
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		415,325	11,176,396	*(g)
Total Diversified Financial Services				23,928,793
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,737,615	1,092,960	*(g)
Federal National Mortgage Association (FNMA)	0.000%		53,100	40,356	*(g)
Federal National Mortgage Association (FNMA)	8.250%		1,193,775	668,514	*(g)
Total Thrifts & Mortgage Finance				1,801,830
Total Financials				25,730,623
Total Preferred Stocks (Cost — $122,286,107)				39,018,842

		Expiration Date	Contracts
Purchased Options — 0.2%
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/11/11	1,387	364,087
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/2/17	38,950,000	1,144,110
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/2/17	194,800,000	8,893,691
Interest rate swaption with Barclays Capital Inc., Call @ 0.85%		3/16/11	134,200,000	428,059	(f)
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%		3/16/11	65,300,000	119,231
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%		11/2/17	3,300,000	96,934
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%		3/16/11	21,770,000	1,335,531
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%		3/16/11	196,100,000	423,341
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/2/17	16,700,000	762,447
Total Purchased Options (Cost — $19,095,621)				13,567,431
Total Investments before Short-term Investments (Cost — $8,360,643,407)				8,123,071,770

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 17.4%
Commercial Paper — 0.5%
Credit Agricole North America Inc. (Cost—$39,462,872)	0.290%	1/14/11	39,467,000		$39,462,872	(l)
Sovereign Bonds — 0.5%
Egypt Treasury Bills	8.482%	2/15/11	22,700,000	EGP	3,869,435	(l)
Egypt Treasury Bills	8.675%	2/22/11	30,850,000	EGP	5,248,608	(l)
Egypt Treasury Bills	8.828%	3/8/11	91,600,000	EGP	15,531,762	(l)
Egypt Treasury Bills	8.959%	3/8/11	29,225,000	EGP	4,955,412	(l)
Egypt Treasury Bills	9.469%	5/24/11	42,225,000	EGP	7,012,478	(l)
Total Sovereign Bonds (Cost — $36,852,371)					36,617,695
U.S. Government Agencies — 3.9%
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	12,200,000		12,194,449	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.271%	9/19/11	94,000,000		93,851,198	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	4,730,000		4,727,848	(k)(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	6/1/11	21,972,000		21,957,455	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.240%	7/26/11	100,000,000		99,898,000	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.165%	4/1/11	6,400,000		6,398,278	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/2/11	40,000,000		39,982,800	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.185%	5/16/11	30,043,000		30,028,579	(l)
Total U.S. Government Agencies (Cost — $308,945,324)					309,038,607
U.S. Government Obligations — 4.9%
U.S. Treasury Bills	0.100%	2/24/11	64,200,000		64,190,370	(l)
U.S. Treasury Bills	0.120%	4/14/11	107,100,000		107,058,873	(l)
U.S. Treasury Bills	0.118%	4/21/11	64,200,000		64,173,999	(l)
U.S. Treasury Bills	0.202%	6/2/11	10,000,000		9,993,540	(k)(l)
U.S. Treasury Bills	0.155%	6/9/11	36,400,000		36,373,792	(l)
U.S. Treasury Bills	0.180%	6/23/11	107,100,000		107,007,466	(l)
Total U.S. Government Obligations (Cost — $388,804,460)					388,798,040
Repurchase Agreements — 7.6%
Barclays Capital Inc. repurchase agreement dated 12/31/10; Proceeds at maturity—$62,339,623; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value—$63,585,759)	0.120%	1/3/11	62,339,000		62,339,000

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	47

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/10; Proceeds at maturity —$65,288,143; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $66,592,741)	0.210%	1/3/11	65,287,000	$65,287,000
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $229,267,866; (Fully collateralized by U.S. government agency obligations, 1.500% due 11/23/15; Market value — $233,855,013)	0.150%	1/3/11	229,265,000	229,265,000
Morgan Stanley repurchase agreement dated 12/31/10; Proceeds at maturity — $248,163,861; (Fully collateralized by U.S. government agency obligations, 1.500% due 4/27/15; Market value — $253,125,252)	0.090%	1/3/11	248,162,000	248,162,000
Total Repurchase Agreements (Cost — $605,053,000)				605,053,000
Total Short-Term Investments (Cost — $1,379,118,027)				1,378,970,214
Total Investments — 119.7% (Cost — $9,739,761,434#)				9,502,041,984
Liabilities in Excess of Other Assets — (19.7)%				(1,565,666,711)
Total Net Assets — 100.0%				$7,936,375,273

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Securities are in default as of December 31, 2010.

(b)	The maturity principal is currently in default as of December 31, 2010.

(c)	Illiquid security.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $9,747,170,574.

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Plus Bond Portfolio

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EGP	— Egyptian Pound
EUR	— Euro
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$98.75	600	$1,346,250
Eurodollar Futures, Call	3/14/11	98.88	566	1,096,625
Eurodollar Futures, Call	3/14/11	99.63	351	61,425
Eurodollar Futures, Put	3/14/11	99.63	351	52,650
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	1,387	173,375
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	122.00	510	398,437
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	506	1,359,875
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	406	710,500
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	124.00	164	630,375

		Strike Rate	Notional Par
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	7.25%	155,800,000	$4,330,975
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50	155,800,000	2,516,949
Interest rate swaption with Barclays Capital Inc., Call	3/16/11	0.75	268,300,000	363,807	‡
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	124,690,000	9,604,210
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	124,690,000	5,965,980
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/2/17	7.25	13,300,000	369,717
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/2/17	9.50	13,300,000	214,862
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	124,700,000	9,066,339
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	124,700,000	6,330,632
Total Written Options (Premiums Received — $39,448,431)				$44,592,983

‡	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

Western Asset Core Plus Bond Portfolio 2010 Annual Report	49

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $9,739,761,434)	$9,502,041,984
Foreign currency, at value (Cost — $1,845,391)	1,787,891
Cash	2,871,312
Receivable for securities sold	2,882,315,277
Deposits with brokers for swap contracts	62,270,000
Interest receivable	57,488,512
Unrealized appreciation on swaps	21,931,509
Receivable for Fund shares sold	12,965,037
Premiums paid for open swaps	11,461,148
Unrealized appreciation on forward foreign currency contracts	6,121,337
Receivable from broker — variation margin on open futures contracts	5,455,519
Foreign currency collateral for open futures contracts, at value (Cost — $3,769,420)	3,814,637
Deposits with brokers for open futures contracts	2,049,564
Receivable for open swap contracts	772,484
Principal paydown receivable	617,176
Prepaid expenses	104,112
Other receivables	1,019
Total Assets	12,574,068,518

Liabilities:
Payable for securities purchased	4,509,570,819
Written options, at value (premium received $39,448,431)	44,592,983
Unrealized depreciation on swaps	40,750,447
Payable for Fund shares repurchased	10,844,174
Premiums received for open swaps	9,586,453
Unrealized depreciation on forward foreign currency contracts	7,152,231
Payable for open swap contracts	6,385,626
Distributions payable	4,908,104
Investment management fee payable	2,572,605
Distribution fees payable	193,262
Directors’ fees payable	90,266
Accrued expenses	1,046,275
Total Liabilities	4,637,693,245
Total Net Assets	$7,936,375,273

Net Assets:
Par value (Note 7)	$736,073
Paid-in capital in excess of par value	8,687,278,628
Undistributed net investment income	31,344,489
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(509,642,556)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(273,341,361)
Total Net Assets	$7,936,375,273

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
ClassIS[1]	169,255,507
ClassI[1]	481,167,286
ClassFI[1]	85,650,018

Net Asset Value:
ClassIS[1]	$10.78
ClassI[1]	$10.78
ClassFI[1]	$10.78

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	51

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$373,160,291
Dividends	1,352,581
Total Investment Income	374,512,872

Expenses:
Investment management fee (Note 2)	32,449,238
Distribution fees (Notes 2 and 5)	2,191,912
Transfer agent fees (Note 5)	1,651,550
Custody fees	923,200
Directors’ fees	437,890
Legal fees	216,644
Shareholder reports (Note 5)	88,482
Audit and tax	87,201
Insurance	81,882
Registration fees	56,368
Miscellaneous expenses	23,568
Total Expenses	38,207,935
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(538,164)
Compensating balance arrangements (Note 1)	(1,944)
Net Expenses	37,667,827
Net Investment Income	336,845,045

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	134,851,041
Futures contracts	(1,119,255)
Written options	15,194,670
Swap contracts	(14,252,332)
Foreign currency transactions	11,615,272
Net Realized Gain	146,289,396
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	423,499,676
Futures contracts	(3,482,551)
Written options	1,139,202
Swap contracts	27,368,283
Foreign currencies	(16,684,555)
Change in Net Unrealized Appreciation (Depreciation)	431,840,055
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	578,129,451
Increase in Net Assets From Operations	$914,974,496

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$336,845,045	$417,222,146
Net realized gain (loss)	146,289,396	(329,058,405)
Change in net unrealized appreciation (depreciation)	431,840,055	1,715,806,402
Increase in Net Assets From Operations	914,974,496	1,803,970,143

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(416,208,329)	(488,706,607)
Net realized gains	—	(113,478,222)
Decrease in Net Assets From Distributions to Shareholders	(416,208,329)	(602,184,829)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,551,885,411	1,643,838,217
Reinvestment of distributions	383,101,489	542,889,333
Cost of shares repurchased	(2,556,900,880)	(4,336,464,664)
Decrease in Net Assets From Fund Share Transactions	(621,913,980)	(2,149,737,114)
Decrease in Net Assets	(123,147,813)	(947,951,800)

Net Assets:
Beginning of year	8,059,523,086	9,007,474,886
End of year*	$7,936,375,273	$8,059,523,086
* Includes undistributed net investment income of:	$31,344,489	$104,833,740

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	53

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$10.13	$8.66	$9.34

Income (loss) from operations:
Net investment income	0.45	0.48	0.20
Net realized and unrealized gain (loss)	0.76	1.70	(0.62)
Total income (loss) from operations	1.21	2.18	(0.42)

Less distributions from:
Net investment income	(0.56)	(0.57)	(0.26)
Net realized gains	—	(0.14)	—
Total distributions	(0.56)	(0.71)	(0.26)

Net asset value, end of year	$10.78	$10.13	$8.66
Total return[4]	12.10%	26.11%	(4.54)%

Net assets, end of year (000s)	$1,824,251	$1,835,921	$1,559,843

Ratios to average net assets:
Gross expenses	0.43%	0.43%	0.44%[5]
Net expenses[6]	0.43	0.43 [7]	0.44 [5,7]
Net investment income	4.2	5.2	5.7 [5]

Portfolio turnover rate	464%	202%	124%[8]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Not annualized.

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]		2006[3]

Net asset value, beginning of year	$10.14	$8.66	$9.87		$10.55	$10.24		$10.52

Income (loss) from operations:
Net investment income	0.45 [4]	0.48 [4]	0.39	[4]	0.55 [4]	0.51	[4]	0.45
Net realized and unrealized gain (loss)	0.75	1.71	(1.17)		(0.62)	0.33		(0.18)
Total income (loss) from operations	1.20	2.19	(0.78)		(0.07)	0.84		0.27

Less distributions from:
Net investment income	(0.56)	(0.57)	(0.43)		(0.53)	(0.53)		(0.52)
Net realized gains	—	(0.14)	—		(0.08)	(0.00)	[5]	(0.03)
Total distributions	(0.56)	(0.71)	(0.43)		(0.61)	(0.53)		(0.55)

Net asset value, end of year	$10.78	$10.14	$8.66		$9.87	$10.55		$10.24
Total return[6]	11.97%	26.20%	(8.01)%		(0.72)%	8.48%		2.57%

Net assets, end of year (000s)	$5,188,774	$5,466,554	$6,607,180		$12,943,882	$11,495,842		$6,896,815

Ratios to average net assets:
Gross expenses	0.45%	0.46%	0.46%[7]		0.43%	0.44%		0.45%
Net expenses[8]	0.45	0.46	0.46	[7]	0.43 [9]	0.44	[9]	0.45 [9]
Net investment income	4.2	5.2	5.5	[7]	5.4	4.9		4.3

Portfolio turnover rate	464%	202%	124%[10]		488%	449%		549%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	55

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$10.13	$8.66	$9.88		$10.56	$10.24	$10.52

Income (loss) from operations:
Net investment income	0.42 [4]	0.45 [4]	0.37	[4]	0.52 [4]	0.48 [4]	0.42
Net realized and unrealized gain (loss)	0.76	1.71	(1.17)		(0.62)	0.35	(0.18)
Total income (loss) from operations	1.18	2.16	(0.80)		(0.10)	0.83	0.24

Less distributions from:
Net investment income	(0.53)	(0.55)	(0.42)		(0.50)	(0.51)	(0.49)
Net realized gains	—	(0.14)	—		(0.08)	(0.00) [5]	(0.03)
Total distributions	(0.53)	(0.69)	(0.42)		(0.58)	(0.51)	(0.52)

Net asset value, end of year	$10.78	$10.13	$8.66		$9.88	$10.56	$10.24
Total return[6]	11.80%	25.78%	(8.28)%		(0.97)%	8.30%	2.32%

Net assets, end of year (000s)	$923,350	$757,048	$840,452		$1,215,985	$767,903	$503,217

Ratios to average net assets:
Gross expenses	0.76%	0.86%	0.77%[7]		0.68%	0.69%	0.70%
Net expenses[8,9]	0.70	0.70	0.70	[7]	0.68	0.69	0.70
Net investment income	3.9	4.9	5.2	[7]	5.1	4.7	4.0

Portfolio turnover rate	464%	202%	124%[10]		488%	449%	549%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.
[10]	Not annualized.

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Core Plus Bond Portfolio 2010 Annual Report	57
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$2,557,861,261	$17,561,062	$2,575,422,323
Asset-backed securities	—	367,246,414	2,595,097	369,841,511
Collateralized mortgage obligations	—	1,440,508,970	89,440	1,440,598,410
Collateralized senior loans	—	45,579,954	—	45,579,954
Mortgage-backed securities	—	2,454,958,729	—	2,454,958,729
Municipal bonds	—	78,847,562	13,243,000	92,090,562
Sovereign bonds	—	178,143,895	—	178,143,895
U.S. government & agency obligations	—	671,979,792	—	671,979,792
U.S. treasury inflation protected securities	—	199,598,376	—	199,598,376
Common stocks	$86,785	—	—	86,785
Convertible preferred stocks	3,488,800	38,696,360	—	42,185,160
Preferred stocks	25,730,623	13,288,219	—	39,018,842
Purchased options	364,087	13,203,344	—	13,567,431
Total long-term investments	$29,670,295	$8,059,912,876	$33,488,599	$8,123,071,770
Short-term investments†	—	1,378,970,214	—	1,378,970,214
Total investments	$29,670,295	$9,438,883,090	$33,488,599	$9,502,041,984

58	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,978,134	—	—	$2,978,134
Forward foreign currency contracts	—	$6,121,337	—	6,121,337
Credit default swaps on corporate issues — sell protection‡	—	5,266,855	—	5,266,855
Credit default swaps on corporate issues — buy protection‡	—	6,862,539	—	6,862,539
Credit default swaps on credit indices — sell protection‡	—	7,595,809	—	7,595,809
Credit default swaps on credit indices — buy protection‡	—	6,418,098	—	6,418,098
Total return swaps	—	1,256,248	—	1,256,248
Total other financial instruments	$2,978,134	$33,520,886	—	$36,499,020
Total	$32,648,429	$9,472,403,976	$33,488,599	$9,538,541,004

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$5,829,512	$38,763,471	—	$44,592,983
Futures contracts	13,764,208	—	—	13,764,208
Forward foreign currency contracts	—	7,152,231	—	7,152,231
Interest rate swaps‡	—	32,864,503	—	32,864,503
Credit default swaps on corporate issues — sell protection‡	—	1,582,490	—	1,582,490
Credit default swaps on corporate issues — buy protection‡	—	162,108	—	162,108
Credit default swaps on credit indices — sell protection‡	—	2,387,594	—	2,387,594
Credit default swaps on credit indices — buy protection‡	—	7,347,097	—	7,347,097
Total	$19,593,720	$90,259,494	—	$109,853,214

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	59

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Preferred Stocks	Total
Balance as of December 31, 2009	$2,061,675	—	$92,062	—	$269,028	$2,422,765
Accrued premiums/discounts	(16,184)	—	16	$15,109	—	(1,059)
Realized gain (loss)[1]	—	—	51	—	(1,356,147)	(1,356,096)
Change in unrealized appreciation (depreciation)[2]	285,609	—	4,776	(15,109)	1,525,067	1,800,343
Net purchases (sales)	8,726,302	—	(12,590)	13,243,000	(437,948)	21,518,764
Transfers in to Level 3	8,587,610	$2,595,097	89,440	—	—	11,272,147
Transfers out of Level 3	(2,083,950)	—	(84,315)	—	—	(2,168,265)
Balance as of December 31, 2010	$17,561,062	$2,595,097	$89,440	$13,243,000	—	$33,488,599
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$263,334	—	—	$(15,109)	—	$248,225

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

60	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	61

(g) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

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Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and

Western Asset Core Plus Bond Portfolio 2010 Annual Report	63

Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $11,479,289. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $44,521,460. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $568,936,153 less the value of the contracts’ related reference obligations

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in

64	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument

Western Asset Core Plus Bond Portfolio 2010 Annual Report	65

exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund writes swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obliga-

66	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

tion, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(o) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund

Western Asset Core Plus Bond Portfolio 2010 Annual Report	67

intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$5,874,033	$(5,874,033)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.45% and 0.70% for Class IS and Class FI shares, respectively. Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS and Class FI shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which

68	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

During the year ended December 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $538,164. The maximum amounts subject to recapture are $3,982 and $2,271,961 for Class IS and Class FI shares, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,453,915,828	$35,930,611,860
Sales	1,502,161,156	36,257,528,918

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$365,511,839
Gross unrealized depreciation	(610,640,429)
Net unrealized depreciation	$(245,128,590)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	423	3/11	$105,295,875	$105,364,013	$68,138
U.S. Treasury 2-year Notes	49	3/11	10,748,003	10,726,406	(21,597)
U.S. Treasury 5-year Notes	585	3/11	68,913,058	68,865,469	(47,589)
U.S. Treasury 10-year Notes	408	3/11	48,961,326	49,138,500	177,174
U.S. Treasury Ultra Long-term Bonds	3,770	3/11	491,991,902	479,143,437	(12,848,465)
					$(12,672,339)
Contracts to Sell:
German Euro Bund	835	3/11	$138,975,649	$139,822,206	$(846,557)
U.S. Treasury 30-year Bonds	675	3/11	85,167,197	82,434,375	2,732,822
					$1,886,265
Net unrealized loss on open futures contracts					$(10,786,074)

Western Asset Core Plus Bond Portfolio 2010 Annual Report	69

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	874,069,311	$45,455,876
Options written	1,673,150,170	22,065,990
Options closed	(343,859,426)	(19,023,814)
Options exercised	(2,635)	(1,408,983)
Options expired	(1,098,072,579)	(7,640,638)
Written options, outstanding December 31, 2010	1,105,284,841	$39,448,431

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	JP Morgan Chase & Co.	29,600,000	$46,133,253	2/14/11	$(1,256,643)
Canadian Dollar	Deutsche Bank AG	54,164,500	54,426,655	2/14/11	398,307
Canadian Dollar	JP Morgan Chase & Co.	18,877,545	18,968,912	2/14/11	353,472
Euro	Citibank N.A.	65,577,026	87,620,475	2/14/11	(2,236,117)
Euro	Credit Suisse First Boston Inc.	31,793,419	42,480,647	2/14/11	(828,984)
Euro	UBS AG	6,170,609	8,244,834	2/14/11	(225,191)
Japanese Yen	Goldman Sachs Group Inc.	3,505,750,760	43,200,386	2/14/11	278,782
					$(3,516,374)
Contracts to Sell:
British Pound	Citibank N.A.	12,611,199	$19,655,258	2/14/11	$610,939
British Pound	Deutsche Bank AG	36,646,033	57,114,890	2/14/11	1,835,752
Euro	Citibank N.A.	60,111,977	80,318,372	2/14/11	(841,322)
Euro	Goldman Sachs Group Inc.	47,500,000	63,466,931	2/14/11	1,138,769
Euro	JP Morgan Chase & Co.	58,815,000	78,585,422	2/14/11	1,505,316
Japanese Yen	Deutsche Bank AG	3,600,000,000	44,361,793	2/14/11	(604,766)
Japanese Yen	JP Morgan Chase & Co.	7,129,387,100	87,853,443	2/14/11	(1,159,208)
					$2,485,480
Net unrealized loss on open forward foreign currency contracts					$(1,030,894)

At December 31, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$8,100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(738,547)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(664,256)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(1,021,216)

70	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	$(867,480)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,341,631)
Banc of America Securities LLC	212,490,000	2/15/25	4.295% semi-annually	3-Month LIBOR	—	(12,013,590)
Barclay’s Capital Inc.	10,850,000	11/1/11	5.439% semi-annually	3-Month LIBOR	—	(454,493)
Barclay’s Capital Inc.	6,240,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(413,208)
Barclay’s Capital Inc.	6,330,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(487,267)
Barclay’s Capital Inc.	66,810,000	11/20/19	3.900% semi-annually	3-Month LIBOR	—	(3,676,427)
Credit Suisse First Boston Inc.	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(541,659)
Credit Suisse First Boston Inc.	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(787,716)
Credit Suisse First Boston Inc.	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(754,512)
Credit Suisse First Boston Inc.	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(779,693)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,605,630)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,373,363)
JP Morgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(1,014,138)
JP Morgan Chase & Co.	59,100,000	3/17/20	3.600% semi-annually	3-Month LIBOR	$79,473	(1,722,607)
Morgan Stanley & Co. Inc.	5,540,000	3/15/12	4.763% semi-annually	3-Month LIBOR	—	(284,577)
Morgan Stanley & Co. Inc.	6,600,000	4/30/16	5.189% semi-annually	3-Month LIBOR	—	(971,615)
RBS Greenwich	4,560,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(256,687)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,173,664)
Total	$471,650,000				$79,473	$(32,943,976)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	$1,700,000	12/20/16	3.80%	2.210% quarterly	$(135,863)	—	$(135,863)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	3.80%	2.200% quarterly	(201,057)	—	(201,057)
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	4,450,000	9/20/17	2.23%	3.650% quarterly	350,700	—	350,700

Western Asset Core Plus Bond Portfolio 2010 Annual Report	71

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	$3,500,000	9/20/17	2.23%	3.650% quarterly	$275,831	—	$275,831
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	2.20%	2.930% quarterly	75,550	—	75,550
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	9,200,000	9/20/11	0.75%	3.800% quarterly	204,457	—	204,457
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	2.23%	3.770% quarterly	546,999	—	546,999
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.450%, due 7/16/31)	10,000,000	9/20/11	0.55%	6.800% quarterly	456,581	—	456,581
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.450%, due 7/16/31)	8,400,000	9/20/11	0.55%	6.800% quarterly	383,528	—	383,528
Goldman Sachs Group Inc. (TXU Corp., 5.550%, due 11/15/14)	2,700,000	9/20/12	11.69%	3.240% quarterly	(350,215)	—	(350,215)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	3.84%	2.600% quarterly	(230,007)	—	(230,007)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	5,600,000	3/20/17	3.84%	2.800% quarterly	(299,909)	—	(299,909)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	7,400,000	3/20/12	0.80%	0.600% quarterly	(18,413)	—	(18,413)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,900,000	9/20/12	0.94%	0.660% quarterly	(40,885)	—	(40,885)
RBS Greenwich (Eastman Kodak Co., 7.250%, due 11/15/13)	3,260,000	9/20/12	3.79%	2.250% quarterly	(83,647)	—	(83,647)
RBS Greenwich (Ford Motor Credit Co., 7.000%, due 10/1/13)	8,900,000	9/20/11	0.75%	3.750% quarterly	197,790	$(15,500)	213,290
RBS Greenwich (Ford Motor Credit Co., 7.000%, due 10/1/13)	8,200,000	3/20/12	0.65%	5.380% quarterly	476,585	—	476,585

72	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	$18,400,000	9/20/11	0.55%	6.750% quarterly	$833,391	—	$833,391
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	7,400,000	6/20/12	0.74%	5.850% quarterly	558,426	—	558,426
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	6,900,000	6/20/12	0.74%	5.150% quarterly	449,314	—	449,314
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,500,000	6/20/12	0.74%	5.100% quarterly	160,948	—	160,948
RBS Greenwich (General Motors Acceptance Corp., 6.000%, due 4/1/11)	780,000	12/20/11	1.05%	1.340% quarterly	2,226	—	2,226
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	680,000	12/20/11	1.05%	1.200% quarterly	1,013	—	1,013
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	8,500,000	3/20/12	1.30%	1.170% quarterly	(13,146)	—	(13,146)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	9,400,000	3/20/12	1.30%	1.400% quarterly	11,774	—	11,774
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	4,200,000	12/20/16	2.57%	1.550% quarterly	(209,348)	—	(209,348)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	24,300,000	6/20/12	1.28%	1.760% quarterly	170,844	—	170,844
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	1.47%	2.400% quarterly	56,987	—	56,987
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	1.47%	2.350% quarterly	53,911	—	53,911
Total	$188,570,000				$3,684,365	$(15,500)	$3,699,865

Western Asset Core Plus Bond Portfolio 2010 Annual Report	73

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$5,510,000	12/20/13	0.635% quarterly	$(52,801)	—	$(52,801)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	7,950,000	12/20/15	0.730% monthly	14,792	—	14,792
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.040% quarterly	586,214	—	586,214
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	5,940,000	3/20/13	1.050% monthly	441,027	—	441,027
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.130% quarterly	(71,640)	—	(71,640)
Barclay’s Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.500% quarterly	2,660	—	2,660
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	6,240,000	6/20/12	0.630% quarterly	10,146	—	10,146
Barclay’s Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	10,850,000	12/20/11	0.320% quarterly	6,234	—	6,234
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	5,350,000	9/20/15	0.900% quarterly	7,168	—	7,168
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.750% quarterly	151,201	—	151,201
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.690% quarterly	117,656	—	117,656
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	6,630,000	3/20/14	0.490% quarterly	42,779	—	42,779
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.580% quarterly	60,284	—	60,284
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.890% quarterly	319,812	—	319,812
Goldman Sachs Group Inc. (JPM Chase Commercial Mortgage, 5.797%, due 5/15/47)	5,000,000	5/15/47	0.750% monthly	4,439,840	—	4,439,840	*
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	8,250,000	9/20/14	0.280% quarterly	(12,833)	—	(12,833)
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	4,560,000	3/20/12	0.460% quarterly	8,456	—	8,456

74	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	$10,540,000	3/20/12	0.360% quarterly	$(16,285)		—	$(16,285)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	5,540,000	3/20/12	0.740% quarterly	(8,549)		—	(8,549)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.480% monthly	6,367		—	6,367
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	656,047	8/25/45	2.550% monthly	647,903	[5]	—	647,903	*
Total	$141,216,047			$6,700,431		—	$6,700,431

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclay’s Capital Inc. (CDX IG HVOL 9)	$1,866,660	12/20/12	1.400% quarterly	$(22,535)	$(35,138)	$12,603
Barclay’s Capital Inc. (CDX IG HVOL 9)	38,546,529	12/20/12	1.400% quarterly	(465,357)	(719,056)	253,699
Barclay’s Capital Inc. (CDX North America Crossover Index)	30,613,224	12/20/12	1.400% quarterly	(369,581)	(1,019,772)	650,191
Credit Suisse First Boston Inc. (ABX.HE-AAA 06-1)	68,067	7/25/45	0.180% monthly	(8,083)	(5,817)	(2,266)
Credit Suisse First Boston Inc. (CDX HY 10)	10,614,000	6/20/13	5.000% quarterly	739,363	(709,174)	1,448,537
Deutsche Bank AG (ABX.HE-AAA 06-1)	279,832	7/25/45	0.180% monthly	(33,230)	(22,796)	(10,434)
Deutsche Bank AG (iBoxx IG Hi-Vol2)	11,174,667	9/20/14	1.300% quarterly	(125,304)	23,515	(148,819)
Goldman Sachs Group Inc. (CDX HY 9)	8,780,000	12/20/12	2.000% quarterly	181,648	—	181,648
Goldman Sachs Group Inc. (CDX HY 9)	35,500,000	12/20/12	1.800% quarterly	594,117	—	594,117
Goldman Sachs Group Inc. (CDX IG HVOL 10)	146,906,142	6/20/13	3.500% quarterly	4,856,144	1,281,462	3,574,682
Goldman Sachs Group Inc. (iBoxx HY 6B)	12,812,400	6/20/11	3.000% quarterly	133,067	18,012	115,055
Goldman Sachs Group Inc. (iBoxx HY 6B)	9,737,424	6/20/11	3.000% quarterly	101,131	11,273	89,858
JP Morgan Chase & Co. (CDX HY 6B)	21,354,000	6/20/11	3.000% quarterly	221,778	30,027	191,751
JP Morgan Chase & Co. (CDX IG HVOL 9)	11,199,960	12/20/12	1.400% quarterly	(135,212)	(207,489)	72,277

Western Asset Core Plus Bond Portfolio 2010 Annual Report	75

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co. Inc. (ABX.HE-AAA 06-1)	$7,880,670	7/25/45	0.180% monthly	$(935,830)	$(508,168)	$(427,662)
Merrill Lynch & Co. Inc. (CDX HY 9)	9,220,000	12/20/12	2.300% quarterly	245,420	—	245,420
Merrill Lynch & Co. Inc. (CDX HY 9)	9,340,000	12/20/12	2.000% quarterly	193,233	—	193,233
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	7,090,000	2/17/51	0.350% monthly	(292,462)	(837,399)	544,937
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,691,289	6/25/36	4.420% monthly	164,954	98,892	66,062
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,691,289	6/25/36	4.420% monthly	164,954	80,913	84,041
Total	$380,366,153			$5,208,215	$(2,520,715)	$7,728,930

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	$10,730,000	12/13/49	0.080% monthly	$429,200	$639,887	$(210,687)
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	5,310,000	12/13/49	0.080% monthly	212,400	204,641	7,759
Banc of America Securities LLC (CMBX 4 2007-2 AAA)	9,310,000	2/17/51	0.350% monthly	384,037	429,065	(45,028)
Barclay’s Capital Inc. (MARKIT CDX HY 15)	44,000,000	12/20/15	5.000% quarterly	(1,317,796)	(1,155,000)	(162,796)
Barclay’s Capital Inc. (MARKIT CDX HY 15)	68,200,000	12/20/15	5.000% quarterly	(2,042,583)	(1,875,500)	(167,083)
Citigroup Global Markets (CMBX 3 2007-1 AAA)	8,590,000	12/13/49	0.080% monthly	343,600	277,614	65,986
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	10,266,630	6/20/13	3.500% quarterly	(339,375)	(263,686)	(75,689)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	9,030,000	12/13/49	0.080% monthly	361,200	716,658	(355,458)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	6,690,000	12/13/49	0.080% monthly	267,600	330,851	(63,251)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	5,630,000	12/13/49	0.080% monthly	225,200	276,949	(51,749)
Credit Suisse First Boston Inc. (MARKIT CDX HY 15)	27,500,000	12/20/15	5.000% quarterly	(823,622)	(755,833)	(67,789)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	27,350,000	12/13/49	0.080% monthly	1,094,000	1,327,156	(233,156)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	16,780,000	12/13/49	0.080% monthly	671,200	1,541,663	(870,463)

76	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	$11,490,000	12/13/49	0.080% monthly	$459,600	$543,217	$(83,617)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	5,440,000	12/13/49	0.080% monthly	217,600	260,573	(42,973)
JP Morgan Chase & Co. (CDX HY 6B)	9,908,256	6/20/11	3.000% quarterly	102,905	4,916	97,989
JP Morgan Chase & Co. (CDX IG HVOL 10)	27,719,901	6/20/13	3.500% quarterly	(916,312)	(596,939)	(319,373)
JP Morgan Securities Inc. (CMBX 3 2007-1 AAA)	5,230,000	12/13/49	0.080% monthly	209,200	201,557	7,643
JP Morgan Securities Inc. (MARKIT CDX HY 15)	14,000,000	12/20/15	5.000% quarterly	(419,299)	(234,186)	(185,113)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	12,110,000	10/12/52	0.100% monthly	295,181	711,709	(416,528)
Morgan Stanley & Co. Inc. (CMBX 3 2007-1 AAA)	8,110,000	12/13/49	0.080% monthly	324,400	322,608	1,792
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	9,900,000	2/17/51	0.350% monthly	408,375	616,940	(208,565)
Morgan Stanley & Co. Inc. (MARKIT CDX HY 15)	25,000,000	12/20/15	5.000% quarterly	(748,747)	(625,000)	(123,747)
RBS Greenwich (CDX HY 10)	10,614,000	6/20/13	5.000% quarterly	(739,363)	1,050,264	(1,789,627)
RBS Securities Inc. (CMBX 3 2007-1 AAA)	10,310,000	12/13/49	0.080% monthly	412,400	381,313	31,087
Total	$399,218,787			$(928,999)	$4,331,437	$(5,260,436)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$10,730,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$353,758	*
Barclays Capital Inc.	52,057,994	1/12/40	1-month LIBOR‡	IOS.FN30.400.09‡	—	43,170	*
Goldman Sachs Group Inc.	16,780,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	553,220	*
Goldman Sachs Group Inc.	9,030,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	297,710	*
Morgan Stanley & Co. Inc.	10,117,278	1/12/40	1-month LIBOR‡	IOS.FN30.400.09‡	—	8,390	*
Total	$98,715,272				—	$1,256,248

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

Western Asset Core Plus Bond Portfolio 2010 Annual Report	77

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$13,567,431	—	—	$13,567,431
Futures contracts[3]	2,978,134	—	—	2,978,134
Swap contracts[4]	51,560	—	$27,347,989	27,399,549
Forward foreign currency contracts	—	$6,121,337	—	6,121,337
Total	$16,597,125	$6,121,337	$27,347,989	$50,066,451

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$44,592,983	—	—	$44,592,983
Futures contracts[3]	12,917,651	$846,557	—	13,764,208
Swap contracts[4]	32,864,503	—	$11,479,289	44,343,792
Forward foreign currency contracts	—	7,152,231	—	7,152,231
Total	$90,375,137	$7,998,788	$11,479,289	$109,853,214

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

78	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(270,176)	—	—	$(270,176)
Written options	15,194,670	—	—	15,194,670
Futures contracts	(1,039,378)	(79,877)	—	(1,119,255)
Swap contracts	(23,629,138)	—	$9,376,806	(14,252,332)
Forward foreign currency contracts	—	$25,720,049	—	25,720,049
Total	$(9,744,022)	$25,640,172	$9,376,806	$25,272,956

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(11,865,350)	—	—	$(11,865,350)
Written options	1,139,202	—	—	1,139,202
Futures contracts	(2,635,994)	$(846,557)	—	(3,482,551)
Swap contracts	(18,625,517)	—	$45,993,800	27,368,283
Forward foreign currency contracts	—	16,788,009	—	16,788,009
Total	$(31,987,659)	$15,941,452	$45,993,800	$29,947,593
During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$8,876,468
Written options	44,261,019
Forward foreign currency contracts (to buy)	231,558,238
Forward foreign currency contracts (to sell)	496,870,114
Futures contracts (to buy)	1,882,551,033
Futures contracts (to sell)	858,765,898
Average Notional Balance‡
Interest rate swap contracts	$740,202,692
Credit default swap contracts (to buy protection)	656,421,227
Credit default swap contracts (to sell protection)	1,478,643,944
Total return swap contracts	24,565,713

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	79

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $44,343,792. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $62,270,000.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the Class FI. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS1	—	$17,515	$25,997
Class I1	—	912,593	53,450
Class FI1	$2,191,912	721,442	9,035
Total	$2,191,912	$1,651,550	$88,482

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class IS1	—
Class I1	—
Class FI1	$538,164
Total	$538,164

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

80	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class IS1	$96,552,213	$98,821,329
Class I1	276,058,958	349,841,866
Class FI1	43,597,158	40,043,412
Total	$416,208,329	$488,706,607

Net Realized Gains:
Class IS1	—	$22,083,719
Class I1	—	82,194,816
Class FI1	—	9,199,687
Total	—	$113,478,222

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	34,241,677	$364,278,613	63,248,090	$601,541,786
Shares issued on reinvestment	8,188,825	87,484,500	11,566,955	108,468,213
Shares repurchased	(54,383,907)	(576,805,855)	(73,803,380)	(677,088,372)
Net increase (decrease)	(11,953,405)	$(125,042,742)	1,011,665	$32,921,627

Class I1
Shares sold	86,145,492	$921,419,204	83,122,713	$785,109,184
Shares issued on reinvestment	23,558,345	251,732,393	41,608,644	387,836,215
Shares repurchased	(167,794,427)	(1,785,200,718)	(348,715,515)	(3,185,312,307)
Net decrease	(58,090,590)	$(612,049,121)	(223,984,158)	$(2,012,366,908)

Class FI1
Shares sold	25,181,075	$266,187,594	27,353,342	$257,187,247
Shares issued on reinvestment	4,102,144	43,884,596	4,981,465	46,584,905
Shares repurchased	(18,336,478)	(194,894,307)	(54,702,172)	(474,063,985)
Net increase (decrease)	10,946,741	$115,177,883	(22,367,365)	$(170,291,833)

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Core Plus Bond Portfolio 2010 Annual Report	81

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Institutional Select Class	Institutional Class	Financial Intermediary Class
Daily 1/31/2011	$0.037238	$0.037076	$0.035050

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$416,208,329	$602,184,829

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$33,493,060
Capital loss carryforward*	(505,470,565)
Other book/tax temporary differences(a)	1,088,578
Unrealized appreciation (depreciation)(b)	(280,750,501)
Total accumulated earnings (losses) — net	$(751,639,428)

*	During the taxable year ended December 31, 2010, the Fund utilized $119,901,180 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(505,470,565)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax basis adjustments on certain securities.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

82	Western Asset Core Plus Bond Portfolio 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Plus Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2011

Western Asset Core Plus Bond Portfolio	83

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

84	Western Asset Core Plus Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain

Western Asset Core Plus Bond Portfolio	85

service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

86	Western Asset Core Plus Bond Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Core Plus Bond Portfolio	87

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen[2]	148
Other directorships held	N/A

88	Western Asset Core Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupations during the past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Core Plus Bond Portfolio	89

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

90	Western Asset Core Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 147 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

Western Asset Core Plus Bond Portfolio	91

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record Date:	Daily	Daily	Daily
Payable Date:	January 2010 - March 2010	April 30, 2010	May 2010 - December 2010
Ordinary Income:
Qualified Dividend Income for Individuals	0.30%	0.23%	0.10%
Dividends qualifying for the dividends received deduction for corporations	0.30%	0.23%	0.10%
Interest from Federal Obligations	9.54%	9.54%	9.54%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Plus Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Plus Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/11 SR11-1302

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of Western Asset Funds, Inc.

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of Western Asset Funds, Inc.

Date:	March 1, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	March 1, 2011